SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                      ______________________________

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


                      DATE OF REPORT:  July 18, 1996
                     (Date of earliest event reported)

                      ______________________________



                           BIOMUNE SYSTEMS, INC.
          (Exact name of registrant as specified in its charter)


              Nevada            0-11472                   87-0380088
(State or other jurisdiction  (Commission file number) (I.R.S.employer
incorporation or organization)                          identification no.)

                       540 Arapeen Drive, Suite 202
                     Salt Lake City, Utah  84108-1202
                 (Address of principal executive offices)


                              (801) 582-2345
           (Registrant's telephone number, including area code)


                      ______________________________





                        Exhibit Index is on Page 4
                        Page 1 of 23


Item 5.  Other Events

     On May 6, 1996, Biomune Systems, Inc., a Nevada corporation, as licensor (the "Company"), entered into a 15 year License Agreement (the "License Agreement") with Biomed Patent Development L.L.C., a New York limited liability company ("Biomed"). Under the terms of the License Agreement, the Company granted an exclusive, worldwide license to Biomed to manufacture, market and sell products incorporating the Company's 90% interest in certain technology relating to the sterilization and decontamination of medical devices and waste. Under the License Agreement, Biomed also has the right to grant sublicenses to others to use that technology. In consideration of the Company granting that exclusive, worldwide license to Biomed, Biomed has agreed to pay the Company a royalty on its gross sales of any products manufactured and sold by it and/or its sublicensees that incorporate that technology. In the first year of the License Agreement, the royalty will be the greater of (i) 7.5% of Biomed's gross sales of such products or (ii) $45,000, which royalty will be payable within 180 days from the date of the License Agreement. In subsequent years, the royalty due to the Company from Biomed is the greater of (i) 0.9% of gross sales of such products or (ii) $90,000, which royalties will be paid within 30 days of the close of each calendar quarter.

Exhibit Number                Description

10.1                          License Agreement

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   BIOMUNE SYSTEMS, INC.
                                        (Registrant)



                                   By:  _________________________________
                                        Michael G. Acton
Date:  July 18, 1996.                   Its:  Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit Number       Description                         Page No.
- --------------       ------------                        --------

10.1              License Agreement                          5

     EXHIBIT 10.1

                                   Lisense Agreement
                                   -----------------

         THIS AGREEMENT is made as of the 6th day of May, 1996 by and between BIOMUNE SYSTEMS, INC., a Nevada corporation ("Licensor"), and BIOMED PATENT DEVELOPMENT L L.C... a New York limited liability company ("Licensee').

                                        RECITALS:

         A. Licensor owns a 90% interest in certain technology relating to the!;sterilization and decontamination of medical devices and waste, as further described on Exhibit 'A' attached hereto and incorporated herein.

         B. Licensee desires to obtain from Licensor and licensor is willing to grant to Licensee a license which will enable Licensee to manufacture, market and sell, products incorporating Licensor's technology.

         C. The parties desire to enter into this agreement in order to set forth the terms and conditions of such license.

                                        AGREEMENT:

       NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and promises set forth herein, together with other goods and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Definitions. As used in this Agreements the following terms shall have the meanings set forth below:

         1.1 "Gross Sales" means the gross revenues actually received by Licensee from the sale of Products and Services.

         1.2 "Improvements" means all technology, inventions, developments, know how, trade secrets, engineering data and similar information, whether subject to patent, copyright or other protection, which is based upon the Technology and which is acquired, created or invented for use in conjunction with the Products and/or the Services by Licensor, Licensee or its sublicensees, if any, subsequent to the effective date of this Agreement

         1.3  "Licensed Technology" means the Technology and the Improvements.

         1.4 "Products" means those medical devices which are manufactured and sold by Licensee, and/or its sublicensees, and which use and incorporate the Licensed Technology.

         1.5 "Services" means services related to the prevention, treatment or cure of disease in humans, sterilization of medical devices, medical waste and water, which are performed by licensee, and/or its sublicensees, and utilize the Licensed Technology.

         1.6 "Technology" means the trade secrets and unpatented technology described on Exhibit "A,' as well as all other trade secrets, know-how, designs, data, notebooks, engineering information and similar confidential and proprietary information, of Licensor, whether subject to patent copyright or other protection, which may be necessary or helpful to enable licensee to develop, manufacture and sell Products and Services.

2.       Grant of License.

         2.1 Licensor hereby grants to licensee an exclusive, worldwide, royalty-bearing License in and to the Licensed Technology, pursuant to which Licensee shall have the right to use, and to grant sublicenses to others to use, the Licensed Technology for the purpose of manufacturing, marketing and selling the Products and providing the Services.

         2.2 Licensor shall deliver to Licensee, promptly upon execution of this Agreement, or as soon as they may thereafter come to hand, such technical information, engineering data, processes, know-how, trade secrets, confidential information, documents and reports possessed or obtained by Licensor which relate to the Licensed Technology and which shall be required or necessary to enable licensee to use the Licensed Technology to manufacture, market and sell the Products and Services.

         2.3 Licensee shall have the right to giant sublicenses to the Licensed Technology or to assign this Agreement to Bioxide Corporation, a Nevada corporation, without Licensor's approval, and to other persons, firms or entities approved by Licensor, for the sole purpose of enabling such sublicensees to market and sell Products. Licensor shall not unreasonably withhold its approval of any proposed sublicensee.

         2.4 No sublicensee shall lessen or in any way diminish the obligations of Licensee hereunder, or reduce the royalties to which Licensor is entitled regardless of whether sales are made by Licensee or a sublicensee, As a condition to any sublicense, the sublicensee must agree to be bound to the terms hereof (and Licensee shad be responsible to licensor for the performance of the sublicensee).

3.       Improvements.

         If, during the term of this Agreement either party develops or otherwise acquires an Improvement, that party shall promptly disclose the Improvement to the other party. Each Improvement, together with PM know-how, trade secrets and other intellectual property associated with it shall be and shall remain property of licensor, but Licensee shall have the right to incorporate the Improvement into Products and use it in connection with the Services, and all such Products and Services which are sold by Licensee shall be subject to the provisions of this Agreement.

4.       Royalty Payments to-Licensor.

         4.1 In consideration of the license granted in paragraph 2 above, Licensee shall pay Licensor a royalty (the "Royalty") as follows:

         (a) For the first year, The greater of (i) seven and one-half percent (7.5%)) of licensee's Gross Sales, or (ii) Forty-Five Thousand Dollars ($45,000). which shall be payable within one hundred eighty (180) days from the date of this Agreement.
         If, in the first year of this Agreement the accrued 7.5% Royalty exceeds $45,000, further Royalty payments shall be made as provided in subparagraph 4.2 below.

         (b) For subsequent years: Licensee shall pay Licensor a Royalty equal to the greater of (i) nine-tenths percent (.9%) of Gross Sales or (ii) Ninety Thousand Dollars ($90.000), which royalty payments shall continue for as long as this Agreement is in effect. Such payments shall be made in accordance with the provisions of paragraph 4,2 below. If the .9% Royalty is less than $90,000 for any year, then the licensee shall pay the difference between such percentage Royalty and $90,000 with its last quarterly payment.

         4.2 Licensee shall submit to Licensor within thirty (30) days after the close of each calendar quarter during which Gross Sales have been generated from the Licensed Technology a report showing the amount of Gross Sales for each such calendar quarter. Such quarterly reports shall be accompanied by the payment of the applicable Royalty due from Licensee.

         4.3 Licensee shall keep and maintain accurate books and records concerning its sales of Products and Services (including purchase orders, shipping invoices, records of resumed goods and records detailing the costs incurred by Licensee in making such sales) and of all payments received by Licensee as a result of its sale of Products and Services. Such books and records shall be sufficiently detailed to enable Licensee to calculate the Gross Sales received by Licensee and to determine the amount of the Royalty. Licensor shall have access to and the right upon reasonable notice to inspect and audit such books and records in order to verify the correctness of any Royalty paid by Licensee.

         4.4 If Licensor causes the books and records of Licensee to be audited, and such audit establishes that Licensee did not pay the full amount of the Royalty actually due licensor for the period in question, Licensee shall immediately pay Licensor all additional amounts due, plus interest thereon at the rate of 1.5 percent per month or major portion thereof. If such audit establishes that Licensee has underpaid the Royalty due Licensor by ten percent(10%) or more, Licensee shall reimburse Licensor the full cost of such audit.

         4.5 If, during the term of this Agreement, Licensee discovers that Licensor does not own the Licensed Technology, than, in addition to any other remedies available to Licensee, Licensee shall not be required to pay the Royalty for subsequent years described in paragraph 4.1(b) hereof.

         5.     Governmental Approach of the Products.
         Licensee shall not market sell or distribute any Product or perform any services in the United States, or in any foreign country, until all required registrations, authorizations and approvals necessary for the marketing, sale or distribution of such Product have been agencies, if necessary. It shall be the obligation and duty of Licensee at its sole cost and expense, to diligently seek and obtain all governmental registrations, authorizations and approvals, if any, required for the manufacture, marketing, distribution and sale of the Products or Services. Licensor shall cooperate with and assist Licensee in its efforts to obtain such registrations, authorizations, and approvals,

6.       Infringement Claims.
         6.1 If either party learns that any claim or suit has been made or brought for infringement as a result of Licensee's use of the licensed Technology in accordance with this Agreement such party shall promptly notify the other party of the Claim (a 'Claim'). If reasonable investigation of such Claim by the parties indicates that the utilization of Licensed Technology by licensee, in accordance with this Agreement does not form the basis for such Claim, then Licensee shall have no obligation or responsibility to Licensor in connections with or as a result of the Claim. If, however, the lnvestigation of the Claim reveals that the use by Licensee of the Licensed Technology does form the basis for the Claim,

Licensee shall have the first right but not the obligation, to defend and control, at its expense, the defense of the Claim. Licensor will assist Licensee, without cost to Licensee, in the defense of the Claim by providing information and fact witnesses as needed. Licensor shall have the right to be represented in any proceeding involving the Claim by its own legal counsel, at Licensor's own expense, provided that such legal counsel will act only in an advisory capacity, If Licensee initially elects not to defend the Claim, it shall promptly so notify Licensor in writing, and Licensor shall, thereafter, have the right and option, but not the obligation, to defend and control the defense of such suit and may recover from licensee the costs and expenses of such defense. if Licensor elects to so defend the Claim, Licensee will assist Licensor, without cost to Licensor, in such defense by providing information and fact witnesses as needed. Licensee shall also have the right to be represented in any proceeding involving the Claim by its own legal counsel, at Licensee's expense, provided that such legal counsel will act only in an advisory capacity, If Licensor elects for any reason not to defend the Claim, it shall promptly so notify Licensee in writing, and licensee shall again have the right and option, but not the obligation to assume and control the defense of such lawsuit. If licensee so elects to defend the lawsuit, Licensee shall bear the costs of such defense and Licensor shall provide licensee with assistance, and shall have the right to be represented by counsel, as though Licensee had exercised its first right to assume the defense of the Claim. No Claim referred to in this paragraph shall be settled without the written consent of Licensor, which consent shall not be unreasonably withheld or delayed. Any and all costs and expenses incurred by Licensee in connection with the defense of a Claim shall offset and reduce, on a dollar for dollar basis, one-half of any Royalty then due or which then becomes due and owing to Licensor under this Agreement.

         6.2 (a) If either party learns of any infringement of the Licensed Technology by a third party, or of an other improper or illegal use of the Licensed Technology (an "Infringement'), such party shall promptly notify the other of the Infringement. licensee shall have the first right to settle with or to institute legal action against the alleged infringer subject to Licensor's approval, which will not be unreasonably withheld. Any monies or other benefits which are recovered through such settlement or legal action shall first be used by Licensee to reimburse it for all of its expenses incurred in connection with such settlement or legal action, with any remaining balance to be divided equally between the parties.

         (b) If Licensee does not initiate settlement or legal action within 60 days after its receipt of notice of the Infringement then Licensor shall have the right to settle with or to institute legal action against the alleged Infringer. All monies or other benefits which are recovered through such settlement or legal action shall be retained by Licensor.

         (c) The parties shall keep one another fully informed as to the progress of any legal action or settlement discussions or other proceedings undertaken pursuant to this paragraph 6.2 and shall fully cooperate with one another in the pursuit of an Infringer and their defense of an alleged Infringement Such cooperation shall include a party permitting itself to be joined in a suit and the furnishing by a party of all pertinent data and evidence in its possession which may be helpful in any settlement discussion of legal proceeding.

         7. Term, The term of this Agreement unless sooner terminated pursuant to paragraph 8 hereof, shall commence upon the effective date hereof and shall continue until the expiration of fifteen (15) years from the effective date hereof.

         8.       Termination.

              8.1 Licensee may, at its option, terminate this Agreement prior to the expiration of its term for any of the following reasons:

         (a) If Licensor shall be in material breach of any of the provisions of this Agreement. which breach shall continue uncured for a period of thirty (30) days after written notice thereof by licensee; or

         (b) If licensor shall be adjudicated bankrupt or insolvent by any court of competent jurisdiction or shall make an assignment for the benefit of creditors or .shall consent to the appointment of a receiver, liquidator of trustee for itself or for a major part of its assets, or shall file any pleading, petition or other instrument in any court seeking protection from its creditors under any bankruptcy or insolvency act or shall admit in writing its inability to pay its debts as they mature.

         8.2 Licensor may, at its option, terminate this Agreement prior to the expiration of its term for any of the following reasons:

      (a) If Licensee shall be in material breach of any of the provisions of this Agreement including its obligations to pay the Royalty in accordance with paragraph hereof, which breach shall continue uncured for a period of thirty (30) days after written notice thereof by Licensor; or

         (b) If licensee shall be adjudicated bankrupt or insolvent by any court of competent jurisdiction or shall be voluntarily or involuntarily placed in reorganization under any bankruptcy laws or shall make an assignment for the benefit of creditors or shall consent to the appointment of a receiver, liquidator or trustee for itself in any court whatsoever, seeking to take advantage of any bankruptcy or insolvency act, or shall admit in waiting its inability to pay its debts as they mature; or

           (c) If licensee fails to pay defense costs as required by paragraph 6.1, which failure continues for thirty (30) days after demand for payment thereof.

         8.3 The expiration or termination of this Agreement for any reason shall not release either party from any obligation matured prior to the effective date of such confidentiality obligations of paragraph 13 hereof, shall continue.

         9. Representations and Warranties of Licensor. Licensor hereby represents and warrants to Licensee as follows:

         9.1 Licensor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the full legal right and corporate power and authority to enter into this Agreement and to perform all of its obligations under this Agreement.

         9.2 Except for the sale of a 10% interest in the Licensed Technology to SZTP Technologies, a Canadian corporation, Licensor bas made no assignments, grants, licenses, encumbrances, obligations or agreements covering or concerning the Licensed Technology which are inconsistent with this Agreement.

         9.3 This Agreement when executed and delivered by Licensor, shall constitute the valid and binding legal obligation of Licensor.

         9.4 Licensor owns the licensed Technology and the Licensed Technology does not infringe any patent rights, copyrights, mask work rights, trade secret rights or other proprietary rights of others.

         9.5 Except for the foregoing, Licensor makes no representations or warranties with respect to the Licensed Technology,

         10. Representations and Warranties. of Licensee, Licensee hereby represents and warrants to Licensor as follows.,

         10.1 Licensee is a limited liability company duly organized, valid and in good standings, under the laws of the State of New York, and has the full legal right power and authority to enter into this Agreement and to perform all its obligations under this Agreement

         10.2 Licensee has taken all action which is necessary, required or appropriate to authorize or enable it to enter into and perform this Agreement.

         10.3 This Agreement when executed and delivered by Licensee, shall constitute the valid and binding legal obligation of Licensee.

         II. Survival of Representations and Warranties. The representations and warranties of Licensor, as set forth in paragraph 9 hereof, and the representations and warranties of Licensee, as set forth in paragraph 10 hereof, shall be true and accurate as of the effective date of this Agreement and shall survive the execution of this Agreement for one year,

         12. Relationship of the Parties. This Agreement shall not be deemed or construed to create between Licensor and Licensee the relationship of principal and agent, joint venturers, co-partners, employer or employee, master or servant or any other similar relationship. Neither party shall have the right or authority to bind or to act for or on behalf of the other.

13.      Confidentiality

         13.1 Licensee specifically acknowledges and agrees that the Licensed Technology, together with all financial data and reports, business plans, product development plans, marketing plans and manufacturing data and information concerning Licensor and its business constitute the confidential and proprietary property of licensor ("Licensor Confidential Information"). Licensee shall maintain Licensor Confidential Information in the strictest of confidence and shall not disclose licensor Confidential Information (either during or after the term of this Agreement) to any person, firm or entity, for any purpose whatsoever, except as specifically permitted by this Agreement or as specifically authorized by licensor in writing, Licensee may disclose Licensor Confidential Information to its permitted sublicensees and assigns. Every detail of Licensor Confidential Information shall be deemed confidential unless and until Licensee can show it has become "public information" which shall mean.

           (a)    Public disclosure as required by law,

           (b) Any such detail becomes a matter of public knowledge without the fault of Licensee, or

           (c) Disclosure is made by Licensor or by a third party not under any obligation of confidentiality.

         13.2 Licensor specifically acknowledges and agrees that all financial data and reports, business plans, product development plans, marketing plans and other information concerning the business of Licensee constitute the confidential and proprietary property of Licensee ("Licensee

Confidential Information"). Licensor shall maintain Licensee Confidential Information in the strictest of confidence and shall not disclose Licensee Confidential Information (either during or after the term of this Agreement) to any person, firm or entity, for any purpose whatsoever, except as specifically permitted by this Agreement% or as specifically authorized by Licensee in writing. Every detail of Licensee Confidential Information shall be deemed confidential unless and until Licensor can show it has become "Public information" which shall mean:

         (a)      Public disclosure as required by law,

         (b) Any such detail becomes a matter of public knowledge without the fault of Licensor, or

         (c) Disclosure is made by Licensee or by a third party not under any obligation of confidentiality.

         13.3 The obligations of confidentiality set forth in this paragraph 13 shall survive the expiration or termination of this Agreement. Licensee hereby acknowledges that Licensor may be required to disclose certain Licensee Confidential Information in connection with an initial public offering of Licensor's securities (an "IPSO"), which is anticipated to occur prior to termination of this Agreement Any such disclosure shall not violate the provisions of this paragraph 13. Licensor shall use its best efforts to limit such disclosures and to protect the Licensee Confidential Information to the extent possible in connection with an IPSO.

         14. Notices. All notices, requests, consents, approvals and other communications given pursuant to this Agreement shall be in writing and shall be deemed to have been given only when delivered either personally or by

United States Mail, with postage prepaid and return receipt requested to the appropriate party as set forth below:


         If to Licensor:     Biomune Systems, Inc.
                             540 Arapeen Drive, Suite 202
                             Salt Lake City, Utah 84108-1202
                             Attn.- President

         If to Licensee:     Biomed Patent Development L.L.C.
                             99 West Hawthorne Street
                             Suite L-8, Valley Stream
                             New York New York 11580
                             Attn:    Victor Krasan



         Either party may change its address by giving notice of such change in the manner set forth herein. Any notice given to either party by mail shall be deemed delivered two days after the date it is deposited in the United States Mail.

         15. Remedies- In the event there is a dispute between the parties which they cannot resolve through negotiation, such dispute shall be resolved through binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a single arbitrator who has experience in intellectual property law and the licensing of medical devices. Such arbitration shall be held in Salt Lake City, Utah. The arbitrator shall have the right to grant such relief as he or she deems appropriate, including awarding legal and other costs of the proceeding.
The award of the arbitrator shall be final and binding upon all the parties, and may be enforced in any court having jurisdiction over the parties. In addition to the right to seek arbitration, either party shall be entitled to obtain an injunction from any court having jurisdiction, compelling the party to perform in accordance with terms of this Agreement.

         16.   Miscellaneous.

         16.1 Waiver- Any waiver by either party of a breach of any term or condition of this Agreement shall not constitute a waiver of any subsequent breach of the same or any other term or condition of this Agreement.

         16.2 Governing Law- This entire Agreement and its validity, construction and performance shall be governed in all respects by the internal laws of the State of Utah, without giving effect to principles of conflict of laws.

         16.3 Assignment- This Agreement shall not be assigned by either party hereto without the prior written consent of the other party. Notwithstanding the foregoing, however, it is specifically agreed that Licensee may assign this Agreement to Bioxide Corporation, a Nevada corporation, and that either party may assign this Agreement to any person, partnership, corporation or other entity which succeeds to its business, or which purchases all or substantially all of its assets, subject to a written undertaking by such person, partnership, corporation or other entity to carry out and be bound by the terms of this Agreement.

         16.4 Saving Clause- Should any part or provision of this Agreement be rendered or declared invalid by reason of any state or federal law, or by decree of any court of competent jurisdiction, the invalidation of such part or provision of this Agreement shall not invalidate the remaining portions hereof and the remaining parts and provisions of this Agreement shall remain in full force and effect.

         16.5 Entire Agreement- This Agreement constitutes the entire understanding of the parties hereto in regard to the subject matter hereof, and this Agreement shall not be modified or amended orally, but only by an agreement. In writing, executed by both of the parties hereto.

         16.6 Binding Effect- This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

         16.7 Recordation- Licensee may record the grant of the license provided for in Agreement with the United States Patent Office, and Licensor will execute any documents necessary to effect such recordation.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                 LICENSOR:
                                 BIOMUNE SYSTEMS, INC.


                                 By:
                                     ----------------
                                Its: Chairman and CEO
                                     ----------------

                                LICENSEE:

                                BIOMED PATENT DEVELOPMENT L.L.C.



                                By:
                                    ----------------
                                Its: President
                                    -----------

                                 Exhibit A
                                 ----------
                            Discription of Technology
                            -------------------------

The technology is broke down into three areas as described below.

I.       Sterilization of Infectious Medigal Waste.
         ------------------------------------------

         Sterilization of infectious waste and decontamination of hazardous waste is accomplished by the use of a special chamber that uses a gas combined with intense energy waves. (The two agents employed work better together than each does alone). The microbes are killed or inactivated while many of the chemicals are broken down to harmless by-product. These final products can safely be sent to ordinary landfill sites. This technology is further described in the patent pending attached hereto as Schedule I evidenced by a Disclosure Notice dated December 10, 1992 on file at the US Patent Office.